SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   December 12, 2014

HOLLOMAN ENERGY CORPORATION
(Name of Small Business Issuer in its charter)

Nevada	000-52419	77-0643398
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

333 North Sam Houston Parkway East
Suite 600
Houston, Texas, 77060
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:                                                                                         (281) 260-0193

                                        N/A                                 .

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On December 11, 2014, Keith Macdonald resigned as Director of Hollman Energy Corporation for personal reasons.  We are sincerely grateful for Mr. Macdonald’s expert guidance and diligent efforts on our behalf.  Mr. Macdonald had no disagreements with us relating to matters of our operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2014	HOLLOMAN ENERGY CORPORATION

	By:	/s/ Gina Serkasevich
Gina Serkasevich, Chief Financial Officer